EXECUTION VERSION

EXHIBIT 10.2

AMENDMENT NO. 5 TO CREDIT AND GUARANTEE AGREEMENT, AMENDMENT NO. 3 TO SECURITY AGREEMENT AND JOINDER AGREEMENT

This AMENDMENT NO. 5 TO CREDIT AND GUARANTEE AGREEMENT, AMENDMENT NO. 3 TO SECURITY AGREEMENT AND JOINDER AGREEMENT, dated as of February __, 2024 (this “Agreement”), among CORE ALASKA, LLC, a Delaware limited liability company (the “Borrower”), CONTANGO ORE, INC., a Delaware corporation (“Contango”), CONTANGO LUCKY SHOT ALASKA, LLC (f/k/a/ ALASKA GOLD TORRENT, LLC), an Alaska limited liability company (“CLSA”), CONTANGO MINERALS ALASKA, LLC, an Alaska limited liability company (“CMA”) and CONTANGO MINING CANADA INC., a British Columbia corporation (“CMC”, and together with Contango, CLSA and CMA, the “Guarantors”), ING CAPITAL LLC, in its capacity as administrative agent (the “Administrative Agent”) (with the consent of the Required Lenders (as defined below in the Credit Agreement referred to below)) and MACQUARIE BANK LIMITED, in its capacity as collateral agent (the “Collateral Agent”).

RECITALS:

WHEREAS, the Borrower has entered into (i) that certain Credit and Guarantee Agreement, dated as of May 17, 2023, with the Administrative Agent, the Collateral Agent, the lenders (the “Lenders”) party thereto from time to time, the Guarantors, ING Capital LLC and Macquarie Bank Limited, as Mandated Lead Arrangers and ING Capital LLC, as Bookrunner (as amended pursuant to Amendment No. 1 dated as of July 17, 2023, Amendment No. 2 dated as of August 15, 2023, Amendment No. 3 dated as of December 31, 2023 and Waiver No. 2 and Amendment No. 4 dated as of January 31, 2024, the “Existing Credit Agreement” and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and (ii) that certain Security Agreement, dated as of May 17, 2023, by and among the Borrower, the Guarantors and the Collateral Agent (as amended by Amendment No. 1 dated as of September 13, 2023 and Amendment No. 2 dated as of January 31, 2024 (the “Existing Security Agreement”) and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to Section 6.17(b) (Partnerships, Formation of Subsidiaries, etc.) of the Credit Agreement and Section 7(c) and (d) (Covenants) of Waiver No. 2 and Amendment No. 4 to Credit Agreement and Amendment No. 2 to Security Agreement, dated as of January 31, 2024 (the “Waiver and Amendment”), CMC is required to become (i) a Guarantor pursuant to and in accordance with the Credit Agreement and (ii) a Grantor pursuant to and in accordance with the Security Agreement;

WHEREAS, pursuant to (i) Section 10.02(b) (Amendments, etc.) of the Credit Agreement, no amendment or waiver of any provision of the Credit Agreement, and no consent to any departure by any Loan Party therefrom, shall be effective unless in writing executed by each Loan Party and the Administrative Agent with the consent of the Required Lenders and (ii) Section 6.1 (Amendments and Waivers) of the Security Agreement, no amendment or modification to any

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provision of the Security Agreement shall be effective unless it is in writing and signed by the Collateral Agent and each Grantor; and

WHEREAS, the Borrower hereby requests the Required Lenders to agree to certain amendments to the Existing Credit Agreement and the Existing Security Agreement, in each case, to reflect CMC’s accession to each of the Existing Credit Agreement and the Existing Security Agreement as a Guarantor and Grantor.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.
Certain Defined Terms. Unless otherwise defined herein, all capitalized terms used herein (including the recitals hereto) shall have the respective meanings defined in the Credit Agreement or Security Agreement, as applicable. The rules of interpretation contained in Section 1.02 (Terms Generally) of the Credit Agreement are hereby incorporated by reference herein mutatis mutandis as if fully set forth herein.
Section 2.
Joinder.
(a)
CMC hereby acknowledges, agrees and confirms that, by its execution of this Agreement, CMC will be deemed to be a party to and a “Guarantor” under the Credit Agreement and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement and the other Loan Documents as a Guarantor. CMC hereby ratifies, as of the date hereof, and agrees to be bound by, all representations and warranties, covenants and other terms, conditions and provisions of the Credit Agreement and the other applicable Loan Documents. Without limiting the generality of the foregoing terms of this Section 2, CMC hereby guarantees, jointly and severally together with the other Guarantors, the prompt payment of the Secured Obligations in accordance with Article IX of the Credit Agreement.
(b)
CMC, the Borrower and each other Guarantor hereby agrees that all of the representations and warranties contained in Article IV of the Credit Agreement and each other Loan Document are (i) with respect to representations and warranties that contain a materiality qualification, true and correct on and as of the date hereof (except to the extent that they refer to an earlier date, in which case they shall be true and correct as of such earlier date) and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects on and as of the date hereof (except to the extent that they refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date), and except that for purposes of this Section 2, the representations and warranties contained in Section 4.01(y)(a) and (b) (Information; Disclosure) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 5.02(a) and (b) (Reporting) of the Credit Agreement, respectively.
(c)
CMC hereby acknowledges, agrees and confirms that, by its execution of this Agreement, CMC will be deemed to be a party to the Security Agreement, and shall have all the rights and obligations of an “Grantor” (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. CMC hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the

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Security Agreement. Without limiting the generality of the foregoing terms of this Section 2, CMC hereby grants, pledges and assigns to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right of set off, to the extent applicable, against any and all right, title and interest of CMC in and to the Collateral (as such term is defined in the Security Agreement) of CMC, now or hereafter owned by CMC or as to which CMC now or hereafter has the power to transfer interest therein.
(d)
Each reference to a “Guarantor” and a “Grantor” in the Loan Documents shall be deemed to include CMC in its capacities as a Guarantor and a Grantor, respectively.
(e)
CMC acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and each Loan Document and Collateral Document and the schedules and exhibits thereto. The information on the schedules to the Credit Agreement and the Collateral Documents are hereby supplemented (to the extent permitted under the Credit Agreement or Collateral Documents) to reflect the information shown on the attached Schedule 1-A and Schedule 1-B.
(f)
Each Loan Party and CMC agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts as the Administrative Agent may reasonably request in accordance with the terms and conditions of the Credit Agreement and the other Loan Documents in order to effect the purposes of this Agreement.
Section 3.
Amendment to Credit Agreement. With effect as of the Effective Date, subject to the terms and conditions set forth herein, the Required Lenders hereby agree to amend the Existing Credit Agreement as follows:
(a)
Each of Section 4.01(w) (Liens and Pledges) and Section 6.05 (Distributions) of the Existing Credit Agreement shall be amended by modifying each reference to “CLSA and CMA” to refer instead to “CMC, CLSA and CMA”.
(b)
Schedule 4.01(q) (Subsidiaries and Capitalization) to the Existing Credit Agreement shall be amended and restated in its entirety with the amended Schedule 4.01(q) attached hereto as Schedule 1-A.
Section 4.
Amendment to Security Agreement. With effect as of the Effective Date, subject to the terms and conditions set forth herein, the Required Lenders hereby agree to amend the Existing Security Agreement as follows:
(a)
Schedule 1 (Location, Chief Executive Office, Type of Organization and Jurisdiction of Organization) to the Existing Security Agreement shall be amended and restated in its entirety with the amended Schedule 1 attached hereto as Schedule 1-B.

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Section 5.
Representations and Warranties. Each of the Borrower and the Guarantors hereby represents and warrants on the date hereof and on the Effective Date (as defined below):
(a)
each Loan Party (i) has been duly incorporated or formed and is validly existing under the laws of its incorporation or formation, as applicable (ii) is duly qualified, registered or licensed in all jurisdictions where its ownership, lease or operation of its properties or the nature of its business makes such qualification, registration or licensing necessary or where failure to be in such standing or so qualified, registered or licensed would not reasonably be expected to have a Material Adverse Effect, (iii) has all requisite corporate capacity, power and authority to own, hold under license or lease its properties, and to carry on its business as now conducted and as proposed to be conducted in all material respects, and (iv) has all necessary organizational capacity to enter into, and carry out the transactions contemplated by, this Agreement and the other Loan Documents to which it is a party;
(b)
the execution, delivery and performance by each Loan Party of this Agreement and all necessary action, corporate or otherwise, has been taken to authorize the execution, delivery and performance by such Loan Party of this Agreement;
(c)
(i) each Loan Party has duly executed and delivered this Agreement and (ii) this Agreement will constitute a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, except to the extent that the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, moratorium, reorganization and other laws of general application limiting the enforcement of creditors’ rights generally and (B) the fact that the courts may deny the granting or enforcement of equitable remedies;
(d)
the execution, delivery and performance by each Loan Party of this Agreement, and the consummation of the transactions contemplated herein, do not and will not conflict with, result in any breach or violation of, or constitute a default under, (i) the terms, conditions or provisions of, the charter or Constituent Documents or bylaws of, partnership agreements or declaration relating thereto, such Loan Party, (ii) any law, regulation, judgment, decree or order binding on or applicable to such Loan Party (including Regulation X of the Board of Governors of the Federal Reserve System) or any order, writ, judgment, injunction, decree, determination or award applicable to or binding on or affecting such Loan Party or any of its properties, or (iii) any material agreement binding on or affecting such Loan Party, or (iv) other than as contemplated by the Loan Documents, result in, or require the creation or imposition of any Liens on any property or assets of any Loan Party;
(e)
no Governmental Authorization and no consent, notice or other similar action of, to, or by, or filing with, any Governmental Authority or any other third party is required for the due execution, delivery, recordation, filing or performance by any Loan Party of this Agreement, except for the authorizations, approvals, actions, notices and filings, which have been duly obtained, taken, given or made and are in full force and effect and are final and non-appealable; and
(f)
no Default of Event or Default has occurred and is continuing.

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Section 6.
Conditions Precedent to the Effective Date. This Agreement shall become effective upon the date (the “Effective Date”) on which the following conditions have been met:
(a)
the Administrative Agent shall have received counterparts hereof duly executed and delivered by the Parties; and
(b)
each representation and warranty set forth in Section 5 (Representations and Warranties) above is true, correct and complete in all material respects.
Section 7.
Loan Document; Ratification of Credit Agreement; Etc.
(a)
This Agreement shall be deemed a Loan Document under the Credit Agreement and the other Loan Documents.
(b)
Each of the Credit Agreement and the Security Agreement is, and upon CMC becoming a Guarantor and Grantor, as applicable, shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the forgoing, the parties hereto hereby acknowledge and agree that: (i) immediately upon CMC becoming a Guarantor, the term “Obligations,” as used in the Credit Agreement, shall include all obligations of CMC under the Credit Agreement and under each other Loan Document, (ii) notwithstanding the effectiveness of this Agreement, each Loan Document to which such party is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (iii) the Loan Documents to which such Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.
(c)
The execution, delivery, and effectiveness of this Agreement shall not (i) operate as a waiver of any right, power, or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly set forth herein, constitute a waiver of any provision of any of the Loan Documents, or (ii) prejudice any other right, power, or remedy that the Secured Parties now have or may have in the future under or in connection with the Credit Agreement, the Security Agreement or the other Loan Documents.
(d)
Notwithstanding anything contained herein, the amendments specified in this Agreement (i) are limited as specified and related solely to the matters contemplated hereby in the manner and to the extent described herein, (ii) shall not be effective for any other purpose or transaction and (iii) do not constitute a basis for any subsequent amendment, modification, waiver or consent in respect of the terms and conditions of the Loan Documents.
(e)
The Loan Parties hereby confirm that each of the Collateral Documents to which such Loan Party is a party remains, and upon CMC becoming a Grantor thereunder, shall continue to be, in full force and effect and is hereby ratified and confirmed and reaffirm the grants of security interest in each of the Collateral Documents to which such Loan Party is a party.
(f)
The Required Lenders party hereto hereby direct and instruct the Administrative Agent to execute and deliver this Agreement and to perform its obligations hereunder.

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Section 8.
Headings. The headings contained herein are for convenience of reference only and do not constitute part of this Agreement.
Section 9.
Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Loan Documents.
Section 10.
Counterparts; Entire Agreement. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be effective for purposes of binding the parties hereto, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission (i.e., a “pdf” or “tif”), including email, shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be. This Agreement constitutes the entire agreement and understanding of the parties hereto relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, of the parties hereto relating to the subject matter hereof.
Section 11.
Incorporation by Reference. The provisions of Sections 10.07 (Severability), 10.09 (Governing Law; Jurisdiction; etc.) and 10.10 (Waiver of Jury Trial) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, and shall apply as if fully set forth herein.

[Signature page follows.]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer(s) to execute and deliver this Agreement as of the date first written above.

CONTANGO MINING CANADA INC.,
as Guarantor and Grantor

By:
Name: Rick Van Nieuwenhuyse
Title: Chief Executive Officer

[Signature Page]

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CORE ALASKA, LLC,
as Borrower

By:
Name: Rick Van Nieuwenhuyse
Title: President and Chief Executive Officer

CONTANGO ORE, INC.,
as Guarantor

By:
Name: Rick Van Nieuwenhuyse
Title: President and Chief Executive Officer

CONTANGO LUCKY SHOT ALASKA, LLC,
as Guarantor

By:
Name: Rick Van Nieuwenhuyse
Title: President and Chief Executive Officer

CONTANGO MINERALS ALASKA, LLC,
as Guarantor

By:
Name: Rick Van Nieuwenhuyse
Title: President and Chief Executive Officer

[Signature Page]

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ING CAPITAL LLC,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page]

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MACQUARIE BANK LIMITED,
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

Signed in Australia by its duly appointed attorneys under Power of Attorney dated 18 January 2023, ref#3322

[Signature Page]

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SCHEDULE 1-A

Amended Schedule 4.01(q) (Subsidiaries and Capitalization) to Credit Agreement

Contango ORE Inc

Contango ORE Inc

Alaska Gold Torrent LLC

Lucky Shot Project

Contango Lucky Shot Alaska Inc

Alaska State Claims

CORE Alaska, LLC

Peak Gold, LLC

KG Mining Alaska, LLC

Kinross Gold Corporation

Contango Mining Canada Inc.

Name	Jurisdiction	CORE Ownership %	Date Formed	Tax Classification	State/Province Qualifications	EIN/Tax ID
Contango Ore, Inc.	DE	Parent	9/1/2010	Corporation	Delaware, Alaska	27-343 1051
CORE Alaska, LLC	DE	100%	10/14/2014	Limited Liability Company	Delaware	37-1767263
Contango Minerals Alaska, LLC	AK	100%	9/28/2020	Limited Liability Company	Alaska	Disregarded entity
Contango Lucky Shot Alaska, LLC (f/k/a Alaska Gold Torrent, LLC)	AK	100%	1/25/2017	Limited Liability Company	Alaska	81-5318089
Contango Mining Canada Inc.	British Columbia	100%	7/28/2023	Corporation	British Columbia	73659 5414 BC 0001

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SCHEDULE 1-B

Amended Schedule 1 (Location, Chief Executive Office, Type of Organization and Jurisdiction of Organization) to Security Agreement

LOCATION, CHIEF EXECUTIVE OFFICE, TYPE OF ORGANIZATION AND JURISDICTION OF ORGANIZATION

Legal Name	Location and Chief Executive Office	Type and Jurisdiction	Tax Identification
CORE Alaska, LLC	516 2nd Avenue, Suite 401 Fairbanks, AK 99701	Delaware limited liability company	37-1767263
Contango ORE, Inc.	516 2nd Avenue, Suite 401 Fairbanks, AK 99701	Delaware corporation	27-343 1051
Contango Lucky Shot Alaska, LLC (f/k/a Alaska Gold Torrent, LLC)	516 2nd Avenue, Suite 401 Fairbanks, AK 99701	Alaska limited liability company	81-5318089
Contango Minerals Alaska, LLC	516 2nd Avenue, Suite 401 Fairbanks, AK 99701	Alaska limited liability company	Disregarded entity
Contango Mining Canada Inc.	516 2nd Avenue, Suite 401 Fairbanks, AK 99701	British Columbia corporation	73659 5414 BC 0001

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